Exhibit 99.1

CEN Biotech Inc. Announces the Pending Launch of WordPresto

WINDSOR, ONTARIO, CANADA, September 16, 2022 /EINPresswire.com/ -- CEN Biotech Inc. (“CEN” or the “Company”) (OTCQB: CENBF), a global holding company focused on the development of leading-edge digital media technologies, LED lighting technology and hemp-based products is pleased to announce the planned launch of its newest technology product, WordPresto (www.wordpresto.com) on September 28, 2022, at 11:00 AM EDT. This launch event will be broadcast on both Facebook Live and YouTube live and will highlight WordPresto’s capabilities aiming to revolutionize the web design market and to address the needs of scalable and affordable web design.

Date: September 28, 2022

Time: 11:00 AM EDT / 8:00 AM PDT

Location: www.wordpresto.com (Links to Facebook and YouTube live events from the home page)

WordPresto is a both a product and service that seeks to provide people with a customized web design experience that utilizes WordPress as the core content management system as its web platform. WordPresto aims to provide interactive and customized web design technologies and services coupled with affordable ongoing support and maintenance. Our team aims to work from the ground up to quickly and affordably create an eloquent website that gives users a custom look and feel. With WordPresto, all you need to do is communicate your needs, provide ongoing feedback and let our experts do the rest. It starts with selecting a website package that best suits your company’s needs based on the industry, overall goals and objectives, and other marketing efforts that are in place. Each website package includes image and software licensing, professional design and development, updates and security patches, enterprise hosting, project management, and ongoing support and maintenance.

The launch event will be hosted by Larry Lehoux, the Company’s President, and Chief Technology Officer, who states “WordPresto is the first scheduled launch of a new line of products which are in the process of being developed by CEN. We are very excited to bring forth and continue seeking to develop leading consumer and business-focused products that utilize Artificial Intelligence-based technologies designed to make website development and maintenance more efficient and affordable. CEN has fully embraced the power of Artificial Intelligence and intends to design a series of products and services that utilize A.I. technologies to make everyday life easier, more efficient informative and entertaining.”

About CEN Biotech Inc.

CEN Biotech, Inc. is a global holding company focused on the development of digital media and LED lighting technology and hemp-based products. For further information on the Company, please visit our website at www.cenbiotechinc.com. Information about the Company can also be found on the Securities and Exchange Commission’s EDGAR site under the Issuer Profile of “CEN Biotech Inc.”

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking” statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this press release about an action, event or development, are forward-looking. These forward-looking statements are only predictions and are subject to certain risks, uncertainties, and assumptions, many of which may be beyond the control of CEN, that could cause actual results to differ from those in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Although CEN believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Potential risks include such factors as the inability to enter into agreements with parties with whom we are in discussions, factors that cannot be predicted with certainty, as well as additional risks and uncertainties that are identified and described in CEN’s reports filed with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. Actual results may differ materially from the forward-looking statements in this press release. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. CEN does not undertake, and it specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement except as required in accordance with applicable laws.

Press Contact

Brian S. Payne

Chief Executive Officer

CEN Biotech Inc.

Phone: (519) 981-0970

Email: brian@cenbiotechinc.com

Email: brian@nextrics.com